UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-834

Name of Registrant: Vanguard Windsor Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2009 – April 30, 2010

Item 1: Reports to Shareholders

Vanguard Windsor™ Fund
Semiannual Report

April 30, 2010

> Vanguard Windsor Fund returned about 18% for the six months ended April 30, 2010, slightly ahead of both its benchmark and its peer group.

> All sectors of the market advanced; the six largest sectors in the fund gained between 11% and 37%.

> As retail spending rebounded, the fund’s consumer discretionary holdings provided the largest portion of its returns.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	11
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	26
Trustees Approve Advisory Agreements.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended April 30, 2010
Total
Returns
Vanguard Windsor Fund
Investor Shares	18.15%
Admiral™ Shares	18.25
Russell 1000 Value Index	17.77
Multi-Cap Value Funds Average	17.03
Multi-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares are a lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Your Fund’s Performance at a Glance
October 31, 2009 , Through April 30, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Windsor Fund
Investor Shares	$10.97	$12.84	$0.113	$0.000
Admiral Shares	37.01	43.33	0.405	0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard Windsor Fund returned about 18% for the half-year ended April 30, 2010. The result was slightly better than that of its benchmark, the Russell 1000 Value Index, and the average return for multi-cap value funds.

All ten sectors in the fund recorded positive returns as U.S. stocks continued their recovery from the recent dramatic downturn. Superior stock selection in energy and industrial companies helped Windsor to outpace its benchmark, even though its financial holdings failed to keep pace with their counterparts in the index.

U.S. stocks extended their post-crisis rally
Despite a few minor setbacks, stocks continued to climb during much of the six months ended April 30. The broad U.S. stock market ended the period up about 18%. Since scraping bottom in March 2009, U.S. equities have rebounded dramatically, returning more than 80%.

For the half-year, stocks of small-capitalization companies significantly outperformed both the broad market and larger-cap issues, returning about 28%.

2

Large-cap stocks returned about 17%, slightly behind the broad market gain. Value stocks generally trumped their growth counterparts for the period, though the differences weren’t all that noteworthy.

International stocks considerably lagged U.S. stocks, but still ended the half-year in positive territory. In Europe, Greece’s financial woes continued to make headlines, precipitating unusual market volatility that continued after the close of the fiscal period. In Asia, the larger developed markets returned about 8%. Most emerging market stocks, which made a quick and substantial recovery from the global economic slowdown, continued to outperform those in developed markets. China, however, was held back by the prospect of monetary policy tightening.

Corporate bonds remained attractive to investors
The broad U.S. taxable bond market returned about 3% for the period as investors continued to favor higher-risk corporate bonds over U.S. government issues. The broad municipal bond market posted strong results, returning almost 4%. The yields of longer-term Treasury bonds rose during the six months, while those of the shortest-term securities remained around 0%.

Market Barometer
			Total Returns
		Periods Ended April 30, 2010
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	16.77%	40.21%	3.07%
Russell 2000 Index (Small-caps)	28.17	48.95	5.74
Dow Jones U.S. Total Stock Market Index	17.91	41.12	3.73
MSCI All Country World Index ex USA (International)	5.95	40.97	6.94

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	2.54%	8.30%	5.38%
Barclays Capital Municipal Bond Index	3.68	8.85	4.51
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.12	2.72

CPI
Consumer Price Index	0.85%	2.24%	2.30%

3

The Federal Reserve Board has kept its target for short-term interest rates unchanged at 0% to 0.25% since December 2008. The Fed’s April statement noted economic improvements, but said officials still thought that “economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.” The Fed has, however, begun to wind down credit programs established during the financial crisis.

Every sector in the fund advanced, led by retail and industrial stocks
As the U.S. stock market rally continued, the Windsor Fund’s holdings in every sector of the economy gained between 7% and 37% for the six-month period. The biggest contribution to the fund’s advance came from the consumer discretionary sector, as an uptick in retail spending helped boost fund holdings such as Home Depot, Comcast, and Virgin Media, a U.K. media company.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Windsor Fund	0.33%	0.20%	1.30%

The fund expense ratios shown are from the prospectus dated February 25, 2010, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended April 30, 2010, the fund’s annualized expense ratios were 0.34% for Investor Shares and 0.22% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Multi-Cap Value Funds.

4

Helped by Delta Air Lines (+69%), the fund’s industrial holdings posted the best absolute return (+37%) and proved to be the second-biggest contributor to the fund’s return for the period. Delta completed its merger with Northwest Airlines to become the world’s largest carrier and saw increased business as the global economy gained traction. Delta’s turnaround was notable in that the stock lost significant altitude in the previous fiscal year—a good example of the fund’s strategy of sticking with companies that are out of favor but positioned to eventually outperform expectations.

The fund’s energy holdings turned in the best relative performance compared with their counterparts in the benchmark. Newfield Exploration, an independent oil and gas company, continued to be a strong performer for the fund. The fund also had a significantly lower allocation to Exxon Mobil than the benchmark weighting, which helped relative performance as that stock dipped during the period.

Financials, the largest sector in the fund, continued to do well, but the sector represented less of the fund than the benchmark, and the fund’s holdings underperformed the industry overall. This positioning hurt the fund the most in comparison with its benchmark.

Nonetheless, the fund’s holdings gained 12% thanks to firms such as Wells Fargo, Ameriprise, and Bank of America, each of which advanced 20% or more. The fund’s choices in consumer staples and materials also underperformed their counterparts in the benchmark.

You can find more information about Windsor’s performance and positioning in the Advisors’ Report, which follows this letter.

Windsor’s patient value strategy supports a long-term approach
Throughout the Windsor Fund’s distinguished history, it has sought to be ahead of the market in identifying companies that will prove to be profitable investments. This sometimes contrarian approach can lead to periods of underper-formance, as the fund advisors’ convictions may be at odds with those of most other investors. But as we’ve seen during the market’s plunge and partial recovery during the past 18 months, Windsor’s patient strategy can eventually reward its long-term shareholders with returns exceeding those of other value stock funds.

While the market’s climb back from the March 2009 low has been welcome, the crosscurrents in the global economy may bring continued volatility. The historic economic developments of the past

5

several years underscore the wisdom of sticking with a long-term plan, one that is tailored to your goals and risk tolerance and that emphasizes broad diversification, restrained trading activity, and low costs. This kind of long-range approach has served investors time and again, through bull and bear markets alike.

On another matter, I would like to inform you that on January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor. Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 12, 2010

6

Advisors’ Report

For the fiscal half-year ended April 30, 2010, the Investor Shares of Vanguard Windsor Fund returned 18.15%, while the lower-cost Admiral Shares returned 18.25%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the period and of how the portfolio positioning reflects this assessment. These reports were prepared on May 18, 2010.

Wellington Management Company, LLP

Portfolio Manager:
James N. Mordy, Senior Vice President
and Equity Portfolio Manager

Performance has been solid over the past six months as stocks continued a strong run in response to the broadening economic recovery. We overweighted the more cyclical sectors of the S&P 500 Index, which have led the advance. We also have benefited from good stock selection in several of these sectors.

Vanguard Windsor Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	67	9,143	An opportunistic, contrarian investment approach that
Company, LLP			seeks to identify significantly undervalued securities
			using bottom-up fundamental analysis. As part of its
			long-term strategy, the advisor seeks to take
			advantage of short- and intermediate-term market-price
			dislocations that result from the market’s shorter-term
			focus.
AllianceBernstein L.P.	31	4,151	A value focus that couples rigorous fundamental
			company research with quantitative risk controls to
			capture value opportunities.
Cash Investments	2	283	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

7

Consumer discretionary was the best-performing sector in the market and is where we have had our largest overweighting. We felt the headwinds facing consumers were largely discounted in many stocks as spending surprised positively and the market became more enthusiastic. A standout was Buck Holdings LP, which represents an investment we made in Dollar General when that company was taken private. Management has executed its turnaround plan flawlessly, and a successful initial public offering earlier this fiscal year resulted in a near doubling of the value of our holding over the past six months. Another highlight was Home Depot, whose turnaround progress should be further bolstered by an improving sales climate. We also made a rewarding decision to favor cable operators (such as Comcast and Virgin Media) over telephone companies because we believe the cable business model is superior.

Our next-best sector was industrials, which we also overweighted. Delta Air Lines, which we continued to hold during the downturn, appreciated significantly as the recovery in corporate profits spurred renewed demand for business travel. Energy lagged other cyclical sectors, but we enjoyed good gains in some of our stocks, such as Newfield Exploration and Baker Hughes. Financials proved to be our most challenging group as our holdings did not quite keep pace with the overall sector. An overweighted position in insurance—most notably our largest holding, ACE—was a drag on relative performance. The property and casualty business lacks immediate catalysts to create a firm pricing cycle, but we believe ACE will deliver steady book-value growth and an above-market dividend yield while we wait.

During the six-month period, we were net buyers (in order of significance) in the consumer staples, information technology, financials, industrials, and health care sectors. We were net sellers in the energy, materials, consumer discretionary, and utilities sectors. Given the strong moves in many cyclicals, and with a sense that near-term economic momentum might be approaching a peak, we recently pared back our exposure to the six cyclical sectors (energy, materials, industrials, consumer discretionary, information technology, and financials).

Some notable new purchases included the following: drug distributor McKesson, which we bought as we sold Cardinal Health because of better valuation; dairy processor Dean Foods, in which we anticipate some easing of current margin pressures; CBS, given its prospects for recovery in advertising spending; Western Union, which has fallen out of investor favor significantly owing to cyclical pressures on the core transfer business; and CVS Caremark, where we expect to see improved trends in the pharmacy benefit management business.

8

Our largest overweighted positions versus the S&P 500 Index are in consumer discretionary, financials, and industrials. Our largest underweighted positions remain in consumer staples, information technology, and telecommunication services.

There is broad-based momentum in the U.S. economy at present, and GDP growth is likely to sustain a higher pace over the balance of this year than we were anticipating six months ago. Manufacturing activity has rebounded along with a turn in the inventory cycle, consumer spending has increased as those with jobs are feeling more secure while new jobs are now being added at a decent rate, and business investment has been buoyed by the remarkable recovery in profits.

The recent debt crises in Europe remind us of the fragile underpinnings of the global economic order and that too much of the developed world refuses to tackle much-needed deleveraging. Ultimately, the required fiscal adjustments will be a headwind for growth, and we are only buying time by shifting the debt around in a big shell game. The events in Europe are likely to lead to a stronger dollar, some easing of commodity prices, and a federal funds rate that will stay lower for longer. We also have concerns about whether China can sustain its very rapid pace of growth, and about the impact in the United States of higher taxes and less fiscal stimulus in 2011.

We believe our portfolio continues to offer compelling value. Based on consensus analyst expectations, our stocks continue to sell at a discount to the price/earnings ratio of both the S&P 500 and the Russell 1000 Value Indexes, yet have superior earnings growth prospects over the next five years.

AllianceBernstein L.P.

Portfolio Managers:
Joseph G. Paul, Chief Investment Officer of North American Value Equities and Co-Chief Investment Officer of U.S. Large-Cap Value Equities

David Yuen, Co-Chief Investment Officer of U.S. Large-Cap Value Equities and Director of Research—U.S. Value Equities

Global markets advanced during the six-month reporting period, but the ride was choppy. While worries about a relapse into recession continue to ease, new concerns about soaring public deficits, private-sector deleveraging, and the ongoing debt crisis in Greece and other Eurozone countries are taking their place. As a result, investors remain skeptical about the pace and magnitude of the recovery in earnings—and nervous about differentiating between the cycle’s winners and losers. This apprehension about the future, however, is producing abundant opportunities for investors willing to take a long-term view, especially as we expect corporate profitability to rebound from current depressed levels.

9

During the reporting period, stock selection in financials detracted most from our portfolio’s returns, reflecting fallout from the SEC’s allegation of securities fraud against Goldman Sachs. The stock remains very attractively valued, but given the significant increase in risk following this event, we have reduced our exposure to the stock. Technology holdings Motorola and Nokia also lagged, reflecting company-specific issues that have led to near-term earnings disappointments.

These setbacks were tempered by stock selection in consumer stocks such as Time Warner Cable, Royal Caribbean Cruise, Limited Brands, and CBS. For the most part, these are undervalued companies that have registered better-than-expected earnings after aggressive cost-cutting and restructurings in response to the recession. But while most of these holdings are cyclically sensitive, their outperformance didn’t simply reflect the rebound; they also beat their equally cyclical industries.

As always, our primary mission is to buy the most cash flow for the lowest price. The good news is that, after swift cost-cutting, companies possess enormous operating leverage, which should drive large profit gains as revenues revive. Balance sheets are solid, affording greater flexibility to unlock shareholder value. For various reasons, however, investors are still not giving these developments much credence—a discrepancy that has driven many of our recent purchases.

We are confident that the portfolio is well positioned with attractively valued holdings that have strong cash flows, dominant market positions, or other competitive advantages. Valuation spreads between the cheapest and most expensive stocks are still wide, suggesting that the recovery in value stocks still has room to run. Moreover, the universe of stocks to pick from remains diverse, giving our portfolio many ways to win as the year unfolds.

10

Windsor Fund

Fund Profile
As of April 30, 2010

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VWNDX		VWNEX
Expense Ratio[1]	0.33%		0.20%
30-Day SEC Yield	0.97%		1.09%

Portfolio Characteristics
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	Index
Number of Stocks	166	674	4,143
Median Market Cap	$21.2B	$34.3B	$28.4B
Price/Earnings Ratio	21.3x	21.3x	21.5x
Price/Book Ratio	1.8x	1.7x	2.2x
Return on Equity	16.2%	15.4%	19.2%
Earnings Growth Rate	3.0%	-1.1%	6.6%
Dividend Yield	1.4%	2.1%	1.7%
Foreign Holdings	9.0%	0.0%	0.0%
Turnover Rate
(Annualized)	49%	—	—
Short-Term Reserves	1.2%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer
Discretionary	16.3%	11.0%	11.5%
Consumer Staples	7.5	5.3	9.5
Energy	12.7	18.0	10.3
Financials	20.2	26.3	17.3
Health Care	10.7	8.1	11.8
Industrials	11.9	11.0	11.2
Information
Technology	13.3	4.9	18.4
Materials	4.4	4.1	3.9
Telecommunication
Services	1.8	4.9	2.6
Utilities	1.2	6.4	3.5

Volatility Measures
	Russell	DJ
	1000	U.S. Total
	Value	Market
	Index	Index
R-Squared	0.95	0.96
Beta	1.03	1.08

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Wells Fargo & Co.	Diversified Banks	2.9%
Bank of America Corp.	Diversified Financial
	Services	2.3
Comcast Corp.	Cable & Satellite	2.1
Delta Air Lines Inc.	Airlines	2.1
ACE Ltd.	Property & Casualty
	Insurance	2.1
Pfizer Inc.	Pharmaceuticals	2.1
JPMorgan Chase & Co.	Diversified Financial
	Services	1.9
Cisco Systems Inc.	Communications
	Equipment	1.9
Arrow Electronics Inc.	Technology
	Distributors	1.8
Ameriprise Financial Inc.	Asset Management
	& Custody Banks	1.6
Top Ten		20.8%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 25, 2010, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended April 30, 2010, the annualized expense ratios were 0.34% for Investor Shares and 0.22% for Admiral Shares.

11

Windsor Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 1999, Through April 30, 2010

Average Annual Total Returns: Periods Ended March 31, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	10/23/1958	58.37%	0.90%	4.29%
Admiral Shares	11/12/2001	58.55	1.02	3.68[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

12

Windsor Fund

Financial Statements (unaudited)

Statement of Net Assets

As of April 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value •
		Shares	($000)
Common Stocks (97.5%)[1]
Consumer Discretionary (15.8%)
2	Buck Holdings LP Private
	Placement Shares	89,488,365	208,988
	Home Depot Inc.	5,778,500	203,692
	Comcast Corp.	8,941,200	168,542
	Virgin Media Inc.	8,964,500	157,686
	CBS Corp. Class B	9,669,500	156,743
*	Toll Brothers Inc.	6,420,000	144,899
3	MDC Holdings Inc.	3,212,926	123,055
	Comcast Corp. Class A	6,101,200	120,438
	Staples Inc.	3,800,100	89,416
	VF Corp.	983,200	84,968
	TJX Cos. Inc.	1,706,700	79,089
	Time Warner Cable Inc.	1,243,400	69,941
	Time Warner Inc.	1,891,700	62,577
	News Corp. Class A	3,765,900	58,070
*	Ford Motor Co.	4,300,000	55,986
*	Royal Caribbean
	Cruises Ltd.	1,341,000	48,061
	Gap Inc.	1,760,200	43,530
	Ross Stores Inc.	579,100	32,430
^	Garmin Ltd.	850,000	31,773
	Macy’s Inc.	1,367,900	31,735
	Ltd Brands Inc.	1,077,472	28,876
	DR Horton Inc.	1,810,295	26,593
*	NVR Inc.	32,904	23,627
*	Office Depot Inc.	3,038,600	20,845
	Fortune Brands Inc.	373,700	19,589
*	TRW Automotive
	Holdings Corp.	549,700	17,706
*	Pulte Group Inc.	1,140,665	14,931
	Jones Apparel Group Inc.	547,500	11,914
*	Viacom Inc. Class B	327,100	11,556
			2,147,256

			Market
			Value •
		Shares	($000)
Consumer Staples (7.2%)
	Japan Tobacco Inc.	32,935	114,134
	Archer-Daniels-Midland Co.	3,955,803	110,525
*	Dean Foods Co.	6,698,900	105,173
	CVS Caremark Corp.	2,629,100	97,093
	Unilever NV	2,643,766	80,431
	Bunge Ltd.	1,299,900	68,830
^	BRF - Brasil Foods
	SA ADR	4,195,200	56,006
	BRF - Brasil Foods SA	3,839,000	50,178
	Safeway Inc.	1,925,000	45,430
	Procter & Gamble Co.	729,900	45,371
	Wal-Mart Stores Inc.	789,900	42,378
	Kraft Foods Inc.	1,191,200	35,260
	Altria Group Inc.	1,495,800	31,696
*	Constellation Brands Inc.
	Class A	1,720,060	31,425
*	Smithfield Foods Inc.	1,150,400	21,558
	SUPERVALU Inc.	1,218,500	18,156
	Tyson Foods Inc. Class A	750,000	14,692
	Sara Lee Corp.	987,400	14,041
			982,377
Energy (12.3%)
	Noble Energy Inc.	2,127,500	162,541
	Baker Hughes Inc.	3,236,100	161,028
*	Newfield Exploration Co.	2,654,400	154,459
	Apache Corp.	1,479,600	150,564
	Chevron Corp.	1,461,600	119,033
	Exxon Mobil Corp.	1,643,400	111,505
	Canadian Natural
	Resources Ltd.	1,289,600	99,222
	ConocoPhillips	1,648,200	97,557
	Halliburton Co.	2,384,800	73,094
	Devon Energy Corp.	895,932	60,323
	Cimarex Energy Co.	792,510	53,954
*	Southwestern Energy Co.	1,319,300	52,350

13

Windsor Fund

			Market
			Value •
		Shares	($000)
	Total SA ADR	949,900	51,655
	Consol Energy Inc.	1,017,900	45,480
*	Rowan Cos. Inc.	1,439,900	42,909
	Nexen Inc.	1,750,000	42,490
	Valero Energy Corp.	1,999,795	41,576
	Ensco PLC ADR	870,000	41,047
	Noble Corp.	960,000	37,910
*	Transocean Ltd.	472,300	34,218
*	Forest Oil Corp.	1,154,400	33,824
			1,666,739
Exchange-Traded Funds (1.0%)
^,4	Vanguard Value ETF	1,689,100	86,769
4	Vanguard Total
	Stock Market ETF	892,000	54,296
			141,065
Financials (19.5%)
	Wells Fargo & Co.	11,770,700	389,728
	Bank of America Corp.	17,422,000	310,634
	ACE Ltd.	5,310,500	282,465
	JPMorgan Chase & Co.	6,195,750	263,815
	Ameriprise Financial Inc.	4,600,400	213,274
	Unum Group	6,581,315	161,045
	Goldman Sachs Group Inc.	1,051,600	152,692
	Principal Financial
	Group Inc.	4,367,100	127,607
	Invesco Ltd.	4,659,354	107,118
*	TD Ameritrade
	Holding Corp.	5,241,800	104,941
	US Bancorp	3,656,800	97,892
	PNC Financial
	Services Group Inc.	1,417,300	95,257
	Morgan Stanley	1,776,800	53,695
	BB&T Corp.	1,509,600	50,179
	Bank of New York
	Mellon Corp.	1,334,200	41,534
	Travelers Cos. Inc.	706,200	35,833
	XL Capital Ltd. Class A	1,691,500	30,109
*	UBS AG	1,810,700	28,052
	Deutsche Bank AG	394,900	27,122
*	Citigroup Inc.	6,200,000	27,094
*	UBS AG
	(New York Shares)	1,272,300	19,619
	Comerica Inc.	325,000	13,650
	Allstate Corp.	388,400	12,689
			2,646,044
Health Care (10.4%)
	Pfizer Inc.	16,758,700	280,206
	Merck & Co. Inc.	4,800,979	168,226
	McKesson Corp.	1,933,400	125,304
	UnitedHealth Group Inc.	4,047,400	122,677
	Daiichi Sankyo Co. Ltd.	6,071,000	105,504
	CIGNA Corp.	3,277,400	105,073

			Market
			Value •
		Shares	($000)
	Medtronic Inc.	2,318,000	101,273
*	Amgen Inc.	1,743,200	99,990
	Roche Holding AG	438,084	69,169
*	St. Jude Medical Inc.	1,528,900	62,410
	Teva Pharmaceutical
	Industries Ltd. ADR	829,100	48,693
	Covidien PLC	760,375	36,490
*	Gilead Sciences Inc.	690,000	27,372
*	Mylan Inc.	1,141,900	25,156
*	Community Health
	Systems Inc.	525,000	21,452
	Aetna Inc.	223,462	6,603
			1,405,598
Industrials (11.5%)
*	Delta Air Lines Inc.	23,457,800	283,370
	Pentair Inc.	4,228,800	152,913
	General Electric Co.	7,535,200	142,114
	Textron Inc.	5,693,500	130,040
	Boeing Co.	1,450,400	105,052
	Deere & Co.	1,750,000	104,685
	Dover Corp.	1,752,600	91,521
	JB Hunt Transport
	Services Inc.	2,436,600	89,813
	Honeywell
	International Inc.	1,798,900	85,394
	United Parcel Service Inc.
	Class B	1,232,000	85,181
	Waste Management Inc.	1,704,300	59,105
	Ingersoll-Rand PLC	1,495,000	55,285
	Northrop Grumman Corp.	516,300	35,021
*	Hertz Global Holdings Inc.	1,900,900	27,487
*	Thomas & Betts Corp.	641,600	26,909
	SPX Corp.	318,992	22,291
	Raytheon Co.	359,800	20,976
	Lockheed Martin Corp.	245,000	20,798
	FedEx Corp.	218,000	19,622
			1,557,577
Information Technology (12.8%)
*	Cisco Systems Inc.	9,637,100	259,431
*,3	Arrow Electronics Inc.	7,880,250	240,348
	Microsoft Corp.	5,299,900	161,859
	Hewlett-Packard Co.	2,793,100	145,157
	Accenture PLC Class A	3,164,500	138,099
	Corning Inc.	6,525,600	125,618
	Western Union Co.	5,455,500	99,563
*	Lam Research Corp.	2,334,500	94,664
*	Flextronics
	International Ltd.	11,001,500	85,262
*	Motorola Inc.	10,504,300	74,265
	QUALCOMM Inc.	1,675,000	64,889
	Tyco Electronics Ltd.	1,483,800	47,660
	Texas Instruments Inc.	1,787,600	46,495

14

Windsor Fund

			Market
			Value •
		Shares	($000)
^	Nokia Oyj ADR	3,332,900	40,528
*	Dell Inc.	2,176,290	35,212
*	Seagate Technology	1,276,700	23,453
	International Business
	Machines Corp.	151,500	19,543
*	Symantec Corp.	1,005,100	16,856
*	Teradyne Inc.	931,200	11,389
*	AOL Inc.	459,645	10,737
			1,741,028
Materials (4.2%)
*	Owens-Illinois Inc.	4,074,800	144,411
	Rexam PLC	22,066,472	108,807
	HeidelbergCement AG	1,419,009	87,867
	Agrium Inc.	897,900	56,038
	Freeport-McMoRan
	Copper & Gold Inc.	609,000	45,998
	EI du Pont de
	Nemours & Co.	762,000	30,358
	Mosaic Co.	586,700	30,004
	AK Steel Holding Corp.	1,275,000	21,356
	Commercial Metals Co.	1,400,000	20,832
	Reliance Steel &
	Aluminum Co.	408,600	19,944
	Huntsman Corp.	994,591	11,348
			576,963
Telecommunication Services (1.7%)
	AT&T Inc.	4,883,700	127,269
*	Sprint Nextel Corp.	9,647,998	41,004
	Verizon
	Communications Inc.	1,055,400	30,491
	Vodafone Group PLC ADR	1,206,000	26,773
			225,537
Utilities (1.1%)
	PG&E Corp.	1,163,500	50,961
	NiSource Inc.	1,700,200	27,713
	Northeast Utilities	877,100	24,375
	Pepco Holdings Inc.	1,250,000	20,925
	Constellation
	Energy Group Inc.	570,000	20,150
			144,124
Total Common Stocks
(Cost $11,433,047)			13,234,308
Temporary Cash Investments (2.9%)[1]
Money Market Fund (1.7%)
5,6	Vanguard Market
	Liquidity Fund,
	0.212%	232,870,927	232,871

	Face	Market
	Amount	Value •
	($000)	($000)
Repurchase Agreement (1.0%)
Bank America, N.A.	0.200%,
5/3/10 (Dated 4/30/10,
Repurchase Value
$132,702,000,
collateralized by
Federal Home Loan
Mortgage Corp.
5.169%–5.992%,
10/1/35–7/1/37 and
Federal National
Mortgage Assn.
3.430%–4.898%,
8/1/35–9/1/36)	138,700	138,700

U.S. Government and Agency Obligations (0.2%)
7,8 Freddie Mac
Discount Notes,
0.245%, 9/21/10	30,000	29,965
Total Temporary Cash Investments
(Cost $401,542)		401,536
Total Investments (100.4%)
(Cost $11,834,589)		13,635,844
Other Assets and Liabilities (-0.4%)
Other Assets		264,068
Liabilities6		(323,194)
		(59,126)
Net Assets (100%)		13,576,718

15

Windsor Fund

At April 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	16,179,344
Undistributed Net Investment Income	16,543
Accumulated Net Realized Losses	(4,425,285)
Unrealized Appreciation (Depreciation)
Investment Securities	1,801,255
Futures Contracts	4,892
Foreign Currencies	(31)
Net Assets	13,576,718

Investor Shares—Net Assets
Applicable to 675,850,720 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	8,677,577
Net Asset Value Per Share—
Investor Shares	$12.84

Admiral Shares—Net Assets
Applicable to 113,058,145 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,899,141
Net Asset Value Per Share—
Admiral Shares	$43.33

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $86,302,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.5% and 1.9%, respectively, of net assets.
2 Restricted security represents 1.5% of net assets.
3 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
4 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Includes $91,672,000 of collateral received for securities on loan.
7 Securities with a value of $29,965,000 have been segregated as initial margin for open futures contracts.
8 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Windsor Fund

Statement of Operations

Six Months Ended
April 30, 2010
($000)
Investment Income
Income
Dividends[1,2]	136,604
Interest[2]	245
Security Lending	452
Total Income	137,301
Expenses
Investment Advisory Fees—Note B
Basic Fee	8,144
Performance Adjustment	(1,895)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	9,003
Management and Administrative—Admiral Shares	2,334
Marketing and Distribution—Investor Shares	743
Marketing and Distribution—Admiral Shares	365
Custodian Fees	147
Shareholders’ Reports—Investor Shares	33
Shareholders’ Reports—Admiral Shares	2
Trustees’ Fees and Expenses	12
Total Expenses	18,888
Expenses Paid Indirectly	(316)
Net Expenses	18,572
Net Investment Income	118,729
Realized Net Gain (Loss)
Investment Securities Sold[2]	178,854
Futures Contracts	16,663
Foreign Currencies	118
Realized Net Gain (Loss)	195,635
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,803,971
Futures Contracts	4,671
Foreign Currencies	(29)
Change in Unrealized Appreciation (Depreciation)	1,808,613
Net Increase (Decrease) in Net Assets Resulting from Operations	2,122,977

1 Dividends are net of foreign withholding taxes of $1,140,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $3,314,000, $142,000, and ($719,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Windsor Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	118,729	224,781
Realized Net Gain (Loss)	195,635	(2,133,452)
Change in Unrealized Appreciation (Depreciation)	1,808,613	3,679,831
Net Increase (Decrease) in Net Assets Resulting from Operations	2,122,977	1,771,160
Distributions
Net Investment Income
Investor Shares	(77,710)	(159,222)
Admiral Shares	(45,714)	(101,534)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(123,424)	(260,756)
Capital Share Transactions
Investor Shares	(215,811)	(413,053)
Admiral Shares	(19,238)	(1,049,588)
Net Increase (Decrease) from Capital Share Transactions	(235,049)	(1,462,641)
Total Increase (Decrease)	1,764,504	47,763
Net Assets
Beginning of Period	11,812,214	11,764,451
End of Period[1]	13,576,718	11,812,214
1 Net Assets—End of Period includes undistributed net investment income of $16,543,000 and $21,120,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Windsor Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.97	$9.51	$19.52	$19.27	$17.81	$16.75
Investment Operations
Net Investment Income	.109[1]	.197	.279	.298	.277	.265
Net Realized and Unrealized Gain (Loss)
on Investments	1.874	1.486	(7.985)	1.782	3.007	1.163
Total from Investment Operations	1.983	1.683	(7.706)	2.080	3.284	1.428
Distributions
Dividends from Net Investment Income	(.113)	(.223)	(.289)	(.301)	(.265)	(.280)
Distributions from Realized Capital Gains	—	—	(2.015)	(1.529)	(1.559)	(.088)
Total Distributions	(.113)	(.223)	(2.304)	(1.830)	(1.824)	(.368)
Net Asset Value, End of Period	$12.84	$10.97	$9.51	$19.52	$19.27	$17.81

Total Return[2]	18.15%	18.22%	-43.88%	11.24%	19.72%	8.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,678	$7,610	$7,041	$14,490	$14,140	$12,871
Ratio of Total Expenses to
Average Net Assets[3]	0.34%[4]	0.33%	0.30%	0.31%	0.36%	0.37%
Ratio of Net Investment Income to
Average Net Assets	1.50%[1,4]	2.03%	1.91%	1.50%	1.50%	1.47%
Portfolio Turnover Rate	49%[4]	61%[5]	55%	40%	38%	32%

1 Net investment income per share and the ratio of net investment income to average net assets include $.036 and 0.29%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co. Inc. in November 2009.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
3 Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.05%), (0.03%), (0.01%), 0.02%, and 0.04%.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Windsor Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$37.01	$32.08	$65.90	$65.04	$60.12	$56.56
Investment Operations
Net Investment Income	.392[1]	.701	.999	1.085	1.000	.968
Net Realized and Unrealized Gain (Loss)
on Investments	6.333	5.020	(26.974)	6.019	10.150	3.896
Total from Investment Operations	6.725	5.721	(25.975)	7.104	11.150	4.864
Distributions
Dividends from Net Investment Income	(.405)	(.791)	(1.047)	(1.085)	(.970)	(1.007)
Distributions from Realized Capital Gains	—	—	(6.798)	(5.159)	(5.260)	(.297)
Total Distributions	(.405)	(.791)	(7.845)	(6.244)	(6.230)	(1.304)
Net Asset Value, End of Period	$43.33	$37.01	$32.08	$65.90	$65.04	$60.12

Total Return	18.25%	18.38%	-43.85%	11.38%	19.85%	8.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,899	$4,203	$4,723	$9,770	$8,987	$7,551
Ratio of Total Expenses to
Average Net Assets[2]	0.22%[3]	0.20%	0.17%	0.19%	0.25%	0.27%
Ratio of Net Investment Income to
Average Net Assets	1.62%[1,3]	2.16%	2.04%	1.62%	1.61%	1.57%
Portfolio Turnover Rate	49%[3]	61%[4]	55%	40%	38%	32%

1 Net investment income per share and the ratio of net investment income to average net assets include $.120 and 0.29%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co. Inc. in November 2009.
2 Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.05%), (0.03%), (0.01%), 0.02%, and 0.04%.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Windsor Fund

Notes to Financial Statements

Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and

Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

21

Windsor Fund

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2006–2009), and for the period ended April 30, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. AllianceBernstein L.P. and Wellington Management Company, LLP, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of each advisor are subject to quarterly adjustments based on performance for the preceding three years relative to a designated market index: for AllianceBernstein L.P., the Russell 1000 Value Index; and for Wellington Management Company, LLP, the S&P 500 Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2010, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets, before a decrease of $1,895,000 (0.03%) based on performance.

22

Windsor Fund

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2010, the fund had contributed capital of $2,523,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 1.01% of

Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2010, these arrangements reduced the fund’s expenses by $316,000 (an annual rate of 0.01% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of April 30, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	12,431,356	593,964	208,988
Temporary Cash Investments	232,871	168,665	—
Futures Contracts—Assets[1]	153	—	—
Futures Contracts—Liabilities[1]	(2,992)	—	—
Total	12,661,388	762,629	208,988
1 Represents variation margin on the last day of the reporting period.

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended April 30, 2010:

Investments in
Common Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of October 31, 2009	124,541
Transfers out of Level 3	(33,210)
Change in Unrealized Appreciation (Depreciation)	117,657
Balance as of April 30, 2010	208,988

23

Windsor Fund

F. At April 30, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2010	385	113,902	3,632
E-mini S&P MidCap 400 Index	June 2010	330	27,113	1,282
E-mini S&P 500 Index	June 2010	20	1,183	(22)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2010, the fund realized net foreign currency gains of $118,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2009, the fund had available capital loss carryforwards totaling $4,613,757,000 to offset future net capital gains of $2,383,312,000 through October 31, 2016, and $2,230,445,000 through October 31, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2010, the cost of investment securities for tax purposes was $11,834,545,000. Net unrealized appreciation of investment securities for tax purposes was $1,801,299,000, consisting of unrealized gains of $2,384,697,000 on securities that had risen in value since their purchase and $583,398,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended April 30, 2010, the fund purchased $3,049,338,000 of investment securities and sold $3,405,669,000 of investment securities, other than temporary cash investments.

24

Windsor Fund

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Oct. 31, 2009		Proceeds from		April 30, 2010
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Arrow Electronics Inc.	205,744	2,149	9,072	—	240,348
MDC Holdings Inc.	107,719	—	2,856	1,634	123,055
	313,463			1,634	363,403

J. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	April 30, 2010		October 31, 2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	396,067	32,578	837,675	92,979
Issued in Lieu of Cash Distributions	75,845	6,321	155,346	17,218
Redeemed	(687,723)	(56,939)	(1,406,074)	(157,026)
Net Increase (Decrease)—Investor Shares	(215,811)	(18,040)	(413,053)	(46,829)
Admiral Shares
Issued	208,348	5,090	291,226	9,177
Issued in Lieu of Cash Distributions	40,814	1,008	91,474	3,020
Redeemed	(268,400)	(6,584)	(1,432,288)	(45,863)
Net Increase (Decrease)—Admiral Shares	(19,238)	(486)	(1,049,588)	(33,666)

K. In preparing the financial statements as of April 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended April 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor Fund	10/31/2009	4/30/2010	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,181.49	$1.84
Admiral Shares	1,000.00	1,182.48	1.19
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.11	$1.71
Admiral Shares	1,000.00	1,023.70	1.10

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.34% for Investor Shares and 0.22% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

27

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Windsor Fund has renewed the fund’s investment advisory agreements with Wellington Management Company, LLP, and AllianceBernstein L.P. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Wellington Management Company, LLP. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. Using a bottom-up, fundamentally driven approach, Wellington Management invests in out-of-favor stocks that offer the combination of attractive valuations and underappreciated longer-term earnings growth projections. The advisor has the ability to seek undervalued stocks across the capitalization spectrum. The research-intensive approach is supported by the team’s deep and tenured analytical staff, which may also make use of Wellington Management’s extensive industry research capabilities. The firm has advised the fund since its inception in 1958.

AllianceBernstein L.P. AllianceBernstein is a global asset management firm that provides diversified investment management services involving growth and value equities, blend strategies, and fixed income securities to clients worldwide. The investment team employs a bottom-up, research-driven, value-based equity investment philosophy. It relies on substantial investment research resources to identify companies and industries that may be undergoing stress. It seeks to exploit mispricings created by investor overreaction, relying primarily on a proprietary dividend discount model to determine valuations. The resulting portfolio has specific risk and return expectations compared with the Russell 1000 Value Index. AllianceBernstein has managed a portion of the fund since 1999.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion and that performance results have allowed the fund to remain competitive versus its benchmark and its peers. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

28

Cost
The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee rate was also well below the peer- group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of the fund’s advisors in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase. The board will consider whether to renew the advisory agreements again after a one-year period.

29

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

30

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

31

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]
F. William McNabb III	Principal Occupation(s) During the Past Five Years:
Born 1957. Trustee Since July 2009. Chairman of the	Chairman and Chief Executive Officer (retired 2009)
Board. Principal Occupation(s) During the Past Five	and President (2006–2008) of Rohm and Haas Co.
Years: Chairman of the Board of The Vanguard Group,	(chemicals); Director of Tyco International, Ltd.
Inc., and of each of the investment companies served	(diversified manufacturing and services) and Hewlett-
by The Vanguard Group, since January 2010; Director	Packard Co. (electronic computer manufacturing);
of The Vanguard Group since 2008; Chief Executive	Trustee of The Conference Board; Member of the
Officer and President of The Vanguard Group and of	Board of Managers of Delphi Automotive LLP
each of the investment companies served by The	(automotive components).
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The	Amy Gutmann
Vanguard Group (1995–2008).	Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Independent Trustees	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
Emerson U. Fullwood	appointments at the Annenberg School for Commu-
Born 1948. Trustee Since January 2008. Principal	nication and the Graduate School of Education of
Occupation(s) During the Past Five Years: Executive	the University of Pennsylvania; Director of Carnegie
Chief Staff and Marketing Officer for North America	Corporation of New York, Schuylkill River Development
and Corporate Vice President (retired 2008) of Xerox	Corporation, and Greater Philadelphia Chamber of
Corporation (document management products and	Commerce; Trustee of the National Constitution Center;
services); Director of SPX Corporation (multi-industry	Chair of the Presidential Commission for the Study of
manufacturing), the United Way of Rochester,	Bioethical Issues.
Amerigroup Corporation (managed health care),
the University of Rochester Medical Center, and
Monroe Community College Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the
Maxwell School of Citizenship and Public Affairs	Kathryn J. Hyatt
at Syracuse University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
F. Joseph Loughrey	of The Vanguard Group, Inc.; Treasurer of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group since 2008; Assistant Treasurer of each of the
and Chief Operating Officer since 2005 (retired 2009)	investment companies served by The Vanguard Group
and Vice Chairman of the Board (2008–2009) of	(1988–2008).
Cummins Inc. (industrial machinery); Director of
SKF AB (industrial machinery), Hillenbrand, Inc.	Heidi Stam
(specialized consumer services), Sauer-Danfoss Inc.	Born 1956. Secretary Since July 2005. Principal
(machinery), the Lumina Foundation for Education,	Occupation(s) During the Past Five Years: Managing
and Oxfam America; Chairman of the Advisory Council	Director of The Vanguard Group, Inc., since 2006;
for the College of Arts and Letters at the University of	General Counsel of The Vanguard Group since 2005;
Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005;
Occupation(s) During the Past Five Years: George	Principal of The Vanguard Group (1997–2006).
Gund Professor of Finance and Banking at the Harvard
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Chairman of the Federal	Chairman Emeritus and Senior Advisor
Reserve Bank of Cleveland; Trustee of The Cleveland
Museum of Art.	John J. Brennan
Chairman, 1996–2009
Peter F. Volanakis	Chief Executive Officer and President, 1996–2008
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Founder
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005);	John C. Bogle
Director of Corning Incorporated and Dow Corning;	Chairman and Chief Executive Officer, 1974–1996
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People With Hearing Impairment > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at 202-551-8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q222 062010

Vanguard Windsor™ II Fund
Semiannual Report

April 30, 2010

> For the fiscal half-year ended April 30, 2010, Vanguard Windsor II Fund returned more than 14%.

> The fund trailed the return of its market benchmark, the Russell 1000 Value Index, but had results similar to the average for its large-capitalization value fund peers.

> Subpar stock selections in the information technology, health care, and consumer staples sectors detracted from the fund’s performance relative to the index.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	6
Fund Profile.	10
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	25
Trustees Approve Advisory Arrangements.	27
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended April 30, 2010
Total
Returns
Vanguard Windsor II Fund
Investor Shares	14.67%
Admiral™ Shares	14.71
Russell 1000 Value Index	17.77
Large-Cap Value Funds Average	14.60
Large-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares are a lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Your Fund’s Performance at a Glance
October 31, 2009 , Through April 30, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Windsor II Fund
Investor Shares	$22.22	$25.21	$0.255	$0.000
Admiral Shares	39.46	44.76	0.475	0.000

Chairman’s Letter

Dear Shareholder,

For the six months ended April 30, 2010, Vanguard Windsor II Fund returned more than 14%, lagging its market benchmark, the Russell 1000 Value Index, but performing in line with the average return of competing large-cap value funds.

The stock market’s rally during the half-year was led by smaller companies with weaker balance sheets and companies that are keenly attuned to the rhythms of the business cycle.

The Windsor II portfolio was somewhat out of step with these market dynamics. The fund’s advisors generally seek to invest in attractively priced large-cap stocks with strong fundamentals and long-term earnings potential that will endure through the business cycles’ ups and downs. The fund’s selections fell notably short in information technology, health care, and consumer staples.

U.S. stocks extended their post-crisis rally
Despite a few minor setbacks, stocks continued to climb during much of the six months ended April 30. The broad U.S. stock market ended the period up about 18%. Since scraping bottom in March 2009, U.S. equities have rebounded dramatically, returning more than 80%.

For the half-year, stocks of small-cap companies significantly outperformed both the broad market and larger-cap issues, returning about 28%. Large-cap stocks returned about 17%, slightly behind the broad market gain. Value stocks generally trumped their growth counterparts for the period, though the differences weren’t all that noteworthy.

International stocks considerably lagged U.S. stocks, but still ended the half-year in positive territory. In Europe, Greece’s financial woes continued to make headlines, precipitating unusual market volatility that continued after the close of the fiscal period. In Asia, the larger developed markets returned about 8%. Most emerging market stocks, which made a quick and substantial recovery from the global economic slowdown, continued to outperform those in developed markets. China, however, was held back by the prospect of monetary policy tightening.

Corporate bonds remained attractive to investors
The broad U.S. taxable bond market returned about 3% for the period as investors continued to favor higher-risk and higher-yielding corporate bonds over U.S. government issues. The broad municipal bond market posted strong results, returning almost 4%. The yields of longer-term Treasury bonds rose during the six months, while those of the shortest-term securities remained around 0%.

Market Barometer
			Total Returns
		Periods Ended April 30, 2010
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	16.77%	40.21%	3.07%
Russell 2000 Index (Small-caps)	28.17	48.95	5.74
Dow Jones U.S. Total Stock Market Index	17.91	41.12	3.73
MSCI All Country World Index ex USA (International)	5.95	40.97	6.94

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	2.54%	8.30%	5.38%
Barclays Capital Municipal Bond Index	3.68	8.85	4.51
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.12	2.72

CPI
Consumer Price Index	0.85%	2.24%	2.30%

The Federal Reserve Board has kept its target for short-term interest rates unchanged at 0% to 0.25% since December 2008. The Fed’s April statement noted economic improvements, but said officials still thought that “economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.” The Fed has, however, begun to wind down credit programs established during the financial crisis.

The advisors’ stock selections weakened the fund’s performance
For the six months, the Windsor II Fund performed well on an absolute basis, but turned in a subpar result relative to its benchmark index.

In general, the market’s strongest sectors were those that benefited most from the strengthening economy, easing of credit markets, and increased consumer confidence. Financial, industrial, and consumer discretionary stocks, for example, made sizable contributions to the fund’s return.

In financials, the advisors held a number of strong performers among credit-card companies and regional banks. In industrials, aeronautic and missile manufacturers were noteworthy performers. The fund also managed to limit its exposure to energy giant Exxon Mobil, whose stock lagged that of other oil companies.

Relative to the index, the fund suffered from its large stakes in the information technology, health care, and consumer staples sectors. The fund lost ground in

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Windsor II Fund	0.38%	0.27%	1.28%

The fund expense ratios shown are from the prospectus dated February 25, 2010, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended April 30, 2010, the fund’s annualized expense ratios were 0.38% for Investor Shares and 0.26% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Large-Cap Value Funds.

these sectors because of its preference for stable, slower-growing businesses, as the market embraced some of the market’s smaller, more speculative stocks.

Windsor II’s worst-performing sector relative to the index was information technology. With a 16% weighting, the fund’s tech allocation was more than three times larger than the benchmark’s. The largest companies in the sector, including IBM and Microsoft, fit the fund advisors’ value requirements, but have not performed as well in this market climate.

Diversification is prudent for all market conditions
During the past six months, the economy has shown solid signs of improvement and the stock market has, for the most part, continued the rally that began more than a year ago.

However, the future is always uncertain. One way to counter some of the risk is to diversify your portfolio among, and within, different asset classes in a manner consistent with your long-term goals, time horizon, and risk tolerance. Holding a mix of stock, bond, and short-term investments can help shield your portfolio from the markets’ worst outcomes while giving you the opportunity to participate in the best.

Vanguard Windsor II Fund, with its large-cap, value-oriented stocks and low costs relative to its peers, can play an important role as part of such a balanced portfolio.

The fund’s multi-advisor approach brings a wealth of experience and diversity in investment style to your portfolio. Earlier this year, the fund added to its roster of advisors New York-based Sanders Capital, LLC, where two investment industry veterans, Lewis A. Sanders, CEO and co-CIO, and John P. Mahedy, co-CIO and research director, will manage a portion of the portfolio.

On another matter, I would like to inform you that on January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor.

Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 12, 2010

Advisors’ Report

For the six months ended April 30, 2010, Vanguard Windsor II Fund returned more than 14%. Your fund added a sixth advisor, Sanders Capital, LLC, in January. The advisory team provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and dollar amount of fund assets each manages, and brief descriptions of their investment strategies are presented in the table. The

Vanguard Windsor II Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney &	62	22,529	Conducts fundamental research on individual stocks
Strauss, LLC			exhibiting traditional value characteristics:
			price/earnings and price/book ratios below the broad
			market average and dividend yields above the broad
			market average.
Lazard Asset Management LLC	18	6,657	Employs a relative-value approach that seeks a
			combination of attractive valuation and high financial
			productivity. The process is research-driven, relying
			upon bottom-up stock analysis performed by the firm’s
			global sector analysts.
Sanders Capital, LLC	8	3,101	Employs a traditional, bottom-up, fundamental research
			approach to identifying securities that are undervalued
			relative to their expected total return.
Hotchkis & Wiley Capital	6	2,040	Uses a disciplined investment approach, focusing on
Management, LLC			such investment parameters as a company’s tangible
			assets, sustainable cash flow, and potential for
			improving business performance.
Armstrong Shaw Associates Inc.	4	1,649	Uses a bottom-up approach, employing fundamental
			and qualitative criteria to identify individual companies
			for potential investment.
Vanguard Quantitative Equity	0	121	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, market
			sentiment, earnings quality and growth, and
			management decisions of companies versus their
			peers.
Cash Investments	2	774	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

advisors also have provided a discussion of the investment environment that existed during the fiscal half-year and of how portfolio positioning reflects this assessment. These comments were prepared on May 18, 2010.

Barrow, Hanley, Mewhinney &
Strauss, LLC

Portfolio Manager:
James P. Barrow, Founding Partner

The Windsor II Fund underperformed its benchmark index for the past six months, a period of rising markets, low interest rates, a bottoming economy, and improving earnings. Financial stocks performed well, having recovered from a credit correction in spite of skepticism and public scrutiny by Congress. Equities benefited from investors’ search for returns better than those offered by money market funds.

Weaknesses in our portfolio were more a function of the results for individual stocks than our decisions to under-weight or overweight particular sectors. For example, we invested in Baxter International before its management announced an earnings shortfall, citing weaker-than-expected sales of its plasma protein and antibody therapies. We also owned BP before its oil well exploded in the Gulf of Mexico, causing a considerable environmental disaster.

Our performance was aided by our stock selection in financials and our ability to identify stocks expected to benefit from an economic rebound.

Lazard Asset Management LLC

Portfolio Managers:
Andrew Lacey, Deputy Chairman

Christopher Blake, Managing Director

During the past six months, stocks extended the rally that began in March 2009 amid signs of a continuing economic recovery. However, markets experienced some weakness and volatility during the period because of worries related to sovereign debt in Europe, uncertainty about China’s monetary policies, and proposals to overhaul the health care and financial sectors in the United States.

During the period, the portfolio benefited from stock selection in energy. Our strong performance in the sector can be attributed to exposure to coal production. In addition, shares of ConocoPhillips performed well as the company shifted its focus to debt reduction, increased its dividend, and generated strong production growth. Shares of EOG Resources also performed well. Underweighted positions in sectors that lagged the overall market, such as utilities and telecom services, also aided performance.

Stock selection in consumer staples detracted from our returns. Shares of Molson Coors Brewing were weak as a result of inconsistent trends in sales volume. One of the portfolio’s larger holdings, Walgreen, declined after reporting weak same-store sales in the wake of a light flu season. Within the health care sector, shares of Pfizer lagged amid concerns about the company’s spending plan for new initiatives. Stock selection in materials also detracted from performance, as Ball Corporation lagged the overall market.

Sanders Capital, LLC

Portfolio Managers:
Lewis A. Sanders, CFA, Chief Executive
Officer and Co-Chief Investment Officer

John P. Mahedy, CPA, Director of Research
and Co-Chief Investment Officer

Stock prices have increased robustly in the past 12 months in response to improved economic prospects, falling volatility, and very low interest rates. When prices rise, the opportunity for future investment returns diminishes, especially in relation to risk. Typically, the sectors with the most promise are those left behind, particularly where financial performance has been strong, but for various reasons, valuations have fallen below market norms.

In constructing the portfolio, we have considered these attributes. Its price earnings ratio is low, and its free cash yield is high, based not only on current results but also on estimates of future earnings. Moreover, in aggregate, the companies in the portfolio have high profitability, low debt levels, and low earnings variability compared with market standards. These are laudable attributes, and such factors have produced strong relative returns over time.

On an industry basis, our investments are focused in six areas: technology (23%), health care (17%), financials (21%), energy (14%), consumer stocks (14%), and industrials (9%). As such, the portfolio is balanced and not overly dependent on any one stock or sector. The portfolio will clearly benefit from strong global economic growth but should be defensive if such growth disappoints. The one common theme among these investments is their size—the portfolio is focused on very large companies, as valuation differences between small- and large-capitalization stocks favor the latter by a large margin.

Hotchkis and Wiley Capital
Management, LLC

Portfolio Managers:
George H. Davis, Jr.,
Chief Executive Officer

Sheldon J. Lieberman, Principal

Resilient personal spending, improved credit markets, and enhanced corporate efficiency buoyed earnings during the six months and supported the equity market’s recovery. The S&P 500 Index returned more than 15% for the period. Employment, housing, and sovereign debt worries were assuaged by a solid corporate earnings recovery—largely driven by aggressive cost-reduction initiatives.

Notable events during the period included health care reform and robust results from banks. Worries about the health care legislation steered us away from health insurers, the group most affected by negative ramifications of the reform. In banking, loan-related losses began to moderate, allowing for smaller provisions against future credit issues.

Armstrong Shaw Associates Inc.

Portfolio Manager:
Jeffrey M. Shaw, Chairman and
Chief Investment Officer

A strong stock market during the past six months has favored lower-quality, smaller-capitalization stocks, a trend that began with the market’s rally in March 2009. We expect that market leadership will soon shift from lower-quality, small-cap cyclical stocks to more consistently growing, larger-cap “franchise” stocks in our portfolio. While corporate America’s balance sheets are strong and earnings results have been positive, the global economic recovery faces risks from elevated sovereign debt levels, stubbornly high unemployment rates, and restrained consumer demand.

The portfolio benefited from underweightings in telecom services and utilities, two of the weakest sectors during the period. Our top-performing sectors were consumer discretionary and industrials, up 43% and 26% respectively. Improved consumer spending and higher industrial demand benefited many of our holdings, including Lowe’s, Wyndham Worldwide, CSX, Rockwell Collins, and United Technologies. On the downside, our large weighting in health care detracted from performance, as investors shunned the sector in favor of more economically sensitive names.

Vanguard Quantitative Equity Group

Portfolio Manager:
James D. Troyer, CFA, Principal

For the six-month period, our portion of Windsor II enjoyed the continuation of a more favorable investment climate. Signs that the recession might be ending raised stock prices and lowered expected volatility.

As investors became less concerned about systemic risk, our ability to discriminate among stocks improved. Our investment strategy focuses on five themes: valuation, growth, management decisions, market sentiment, and quality. During the past six months, our sentiment and management-decisions models generated our best-performing signals. Our quality model also led to positive results for the period, while our two other indicators were slightly negative.

Our best-performing securities for the half-year were Ford Motor (+86%), New York Community Bancorp (+59%), and Macerich (+56%). Our weakest were Goldman Sachs Group (–14%) and Everest Re Group (–11%).

Windsor II Fund

Fund Profile
As of April 30, 2010

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VWNFX		VWNAX
Expense Ratio[1]	0.38%		0.27%
30-Day SEC Yield	1.70%		1.82%

Portfolio Characteristics
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	Index
Number of Stocks	232	674	4,143
Median Market Cap	$43.3B	$34.3B	$28.4B
Price/Earnings Ratio	16.7x	21.3x	21.5x
Price/Book Ratio	2.0x	1.7x	2.2x
Return on Equity	20.2%	15.4%	19.2%
Earnings Growth Rate	5.1%	-1.1%	6.6%
Dividend Yield	2.4%	2.1%	1.7%
Foreign Holdings	7.4%	0.0%	0.0%
Turnover Rate
(Annualized)	40%	—	—
Short-Term Reserves	1.1%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer
Discretionary	7.4%	11.0%	11.5%
Consumer Staples	10.5	5.3	9.5
Energy	12.1	18.0	10.3
Financials	19.1	26.3	17.3
Health Care	13.5	8.1	11.8
Industrials	12.8	11.0	11.2
Information
Technology	16.2	4.9	18.4
Materials	2.6	4.1	3.9
Telecommunication
Services	1.3	4.9	2.6
Utilities	4.5	6.4	3.5

Volatility Measures
	Russell	DJ
	1000	U.S. Total
	Value	Market
	Index	Index
R-Squared	0.97	0.96
Beta	0.95	0.98

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Wells Fargo & Co.	Diversified Banks	3.1%
ConocoPhillips	Integrated Oil &
	Gas	3.1
International Business	Computer
Machines Corp.	Hardware	3.1
Microsoft Corp.	Systems Software	2.8
Hewlett-Packard Co.	Computer
	Hardware	2.8
JPMorgan Chase & Co.	Diversified Financial
	Services	2.8
Pfizer Inc.	Pharmaceuticals	2.8
Raytheon Co.	Aerospace &
	Defense	2.5
Bristol-Myers Squibb Co.	Pharmaceuticals	2.3
Intel Corp.	Semiconductors	2.3
Top Ten		27.6%

The holdings listed exclude any temporary cash investments equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 25, 2010, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended April 30, 2010, the annualized expense ratios were 0.38% for Investor Shares and 0.26% for Admiral Shares.

Windsor II Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 1999, Through April 30, 2010

Average Annual Total Returns: Periods Ended March 31, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	6/24/1985	54.54%	1.89%	4.76%
Admiral Shares	5/14/2001	54.71	2.00	3.24[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

Windsor II Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value •
		Shares	($000)
Common Stocks (97.9%)[1]
Consumer Discretionary (7.1%)
2	Wyndham
	Worldwide Corp.	16,098,857	431,610
	Comcast Corp.	20,874,536	393,485
	Carnival Corp.	8,377,786	349,354
	CBS Corp. Class B	14,406,074	233,522
2	Service Corp.
	International	21,996,236	197,526
	McDonald’s Corp.	2,512,700	177,372
*	AutoZone Inc.	776,600	143,679
	Omnicom Group Inc.	2,330,200	99,406
	JC Penney Co. Inc.	3,337,820	97,364
	Mattel Inc.	4,079,741	94,038
	Genuine Parts Co.	1,392,448	59,597
	Family Dollar Stores Inc.	1,492,042	59,025
	Lowe’s Cos. Inc.	1,780,500	48,287
	Home Depot Inc.	1,256,824	44,303
*	Ford Motor Co.	2,821,700	36,739
*	NVR Inc.	49,564	35,589
	Time Warner Cable Inc.	487,300	27,411
	Ltd Brands Inc.	929,000	24,897
*	Pulte Group Inc.	1,606,300	21,026
*	Interpublic Group
	of Cos. Inc.	2,153,300	19,186
	Gap Inc.	727,477	17,991
	Time Warner Inc.	43,499	1,439
	Comcast Corp. Class A	57,100	1,127
	Walt Disney Co.	18,912	697
	Ross Stores Inc.	11,800	661
	H&R Block Inc.	33,500	613
	DR Horton Inc.	39,700	583
*	Viacom Inc. Class B	12,600	445
	Gannett Co. Inc.	17,800	303
*	AutoNation Inc.	14,300	289
	News Corp. Class B	10,000	178
			2,617,742
Consumer Staples (10.1%)
	Imperial Tobacco
	Group PLC ADR	12,138,225	691,758

			Market
			Value •
		Shares	($000)
	Philip Morris
	International Inc.	13,766,553	675,662
	Diageo PLC ADR	7,690,320	524,018
	CVS Caremark Corp.	9,407,194	347,408
	Wal-Mart Stores Inc.	6,065,800	325,430
	Altria Group Inc.	12,702,207	269,160
	Walgreen Co.	7,129,939	250,617
	Sysco Corp.	4,725,218	149,033
	Molson Coors
	Brewing Co. Class B	2,419,500	107,329
	Procter & Gamble Co.	1,272,320	79,087
	Kraft Foods Inc.	2,667,161	78,948
	Avon Products Inc.	2,299,800	74,353
	PepsiCo Inc.	794,600	51,824
	Church & Dwight Co. Inc.	491,290	34,022
	Coca-Cola Co.	608,886	32,545
	Safeway Inc.	1,125,600	26,564
	Lorillard Inc.	238,000	18,652
	ConAgra Foods Inc.	33,800	827
	Sara Lee Corp.	53,900	767
	General Mills Inc.	10,669	759
	Tyson Foods Inc. Class A	33,100	649
	Hormel Foods Corp.	14,900	607
	SUPERVALU Inc.	36,000	536
	Dr Pepper Snapple
	Group Inc.	5,000	164
	Mead Johnson Nutrition Co.	275	14
			3,740,733
Energy (11.8%)
	ConocoPhillips	19,554,989	1,157,460
	Occidental
	Petroleum Corp.	8,118,648	719,799
	BP PLC ADR	13,607,551	709,634
	Spectra Energy Corp.	28,388,611	662,590
	Chevron Corp.	2,472,399	201,352
*	Transocean Ltd.	2,030,800	147,132
	Royal Dutch Shell
	PLC ADR	2,001,642	121,460
	Exxon Mobil Corp.	1,761,699	119,531
	Apache Corp.	815,681	83,004
	Halliburton Co.	2,638,200	80,861

Windsor II Fund

			Market
			Value •
		Shares	($000)
	Chesapeake Energy Corp.	3,200,800	76,179
	Valero Energy Corp.	3,329,200	69,214
	Devon Energy Corp.	785,240	52,870
	El Paso Corp.	4,123,550	49,895
	Noble Corp.	1,162,800	45,919
	Massey Energy Co.	653,785	23,948
	Marathon Oil Corp.	304,800	9,799
*	Newfield Exploration Co.	14,000	815
	Williams Cos. Inc.	17,700	418
	XTO Energy Inc.	400	19
			4,331,899
Exchange-Traded Funds (0.9%)
^,3	Vanguard Total
	Stock Market ETF	3,197,800	194,650
^,3	Vanguard Value ETF	2,511,200	129,001
			323,651
Financials (18.8%)
	Wells Fargo & Co.	34,978,377	1,158,134
	JPMorgan Chase & Co.	24,003,809	1,022,082
	PNC Financial
	Services Group Inc.	11,846,181	796,182
	Bank of America Corp.	39,615,262	706,340
	American Express Co.	14,683,850	677,219
	Capital One
	Financial Corp.	8,852,138	384,271
	State Street Corp.	8,663,400	376,858
*	Citigroup Inc.	60,100,302	262,638
	XL Capital Ltd. Class A	12,866,632	229,026
*	SLM Corp.	18,562,952	227,211
	Travelers Cos. Inc.	3,270,948	165,968
	MetLife Inc.	3,316,832	151,181
	Ameriprise Financial Inc.	2,544,000	117,940
	NYSE Euronext	3,040,643	99,216
	PartnerRe Ltd.	1,087,200	84,345
	Lincoln National Corp.	2,050,261	62,717
	Charles Schwab Corp.	2,670,400	51,512
	Chubb Corp.	948,699	50,158
	Goldman Sachs Group Inc.	283,179	41,118
	ACE Ltd.	717,080	38,141
	Unum Group	1,518,500	37,158
*	Genworth Financial Inc.
	Class A	2,155,800	35,614
	Allstate Corp.	1,015,300	33,170
	Bank of New York
	Mellon Corp.	1,013,833	31,561
	Prudential Financial Inc.	348,800	22,170
	KeyCorp	1,834,582	16,548
	SunTrust Banks Inc.	455,900	13,495
	Hartford Financial
	Services Group Inc.	343,100	9,802
	Simon Property Group Inc.	11,374	1,012
	Loews Corp.	22,700	845
	Macerich Co.	18,480	826
	US Bancorp	30,449	815
	SL Green Realty Corp.	12,400	771

			Market
			Value •
		Shares	($000)
	New York Community
	Bancorp Inc.	46,639	768
	Ventas Inc.	15,900	751
	Transatlantic Holdings Inc.	12,600	627
	Everest Re Group Ltd.	7,800	598
	RenaissanceRe
	Holdings Ltd.	10,600	593
	BOK Financial Corp.	10,600	577
	American Financial
	Group Inc.	17,400	512
	White Mountains
	Insurance Group Ltd.	960	330
*	Arch Capital Group Ltd.	3,700	280
	Rayonier Inc.	4,710	231
	Vornado Realty Trust	2,200	183
	Morgan Stanley	5,885	178
*	Leucadia National Corp.	1,600	40
	M&T Bank Corp.	400	35
			6,911,747
Health Care (13.1%)
	Pfizer Inc.	60,892,868	1,018,129
	Bristol-Myers Squibb Co.	33,488,039	846,912
	Johnson & Johnson	8,950,300	575,504
	Baxter International Inc.	11,611,568	548,298
2	Quest Diagnostics Inc.	9,374,502	535,847
*	WellPoint Inc.	6,682,399	359,513
	Merck & Co. Inc.	6,150,529	215,515
	Medtronic Inc.	3,517,100	153,662
	Abbott Laboratories	2,634,500	134,781
*	Amgen Inc.	1,691,210	97,008
*	Gilead Sciences Inc.	1,699,300	67,411
	UnitedHealth Group Inc.	1,945,501	58,968
*	Thermo Fisher
	Scientific Inc.	998,300	55,186
*	Talecris Biotherapeutics
	Holdings Corp.	2,461,429	46,152
	Covidien PLC	960,100	46,075
	Eli Lilly & Co.	1,306,800	45,699
	Beckman Coulter Inc.	294,594	18,383
*	Zimmer Holdings Inc.	87,900	5,354
	AmerisourceBergen
	Corp. Class A	27,390	845
	CIGNA Corp.	22,700	728
*	Community Health
	Systems Inc.	16,091	657
			4,830,627
Industrials (12.4%)
	Raytheon Co.	16,061,661	936,395
	General Electric Co.	34,187,307	644,773
2	Cooper Industries PLC	12,068,588	592,568
	Honeywell
	International Inc.	11,940,061	566,795
2	ITT Corp.	9,758,722	542,292
	Illinois Tool Works Inc.	6,803,530	347,660
	Lockheed Martin Corp.	1,197,100	101,622
	Norfolk Southern Corp.	1,436,500	85,227

Windsor II Fund

			Market
			Value •
		Shares	($000)
	Dover Corp.	1,410,200	73,641
	Emerson Electric Co.	1,345,000	70,249
	General Dynamics Corp.	864,000	65,975
*	Corrections Corp.
	of America	3,082,700	63,873
	Caterpillar Inc.	913,200	62,180
	United Technologies Corp.	764,760	57,319
	Rockwell Collins Inc.	856,460	55,670
	PACCAR Inc.	1,107,800	51,535
	CSX Corp.	917,430	51,422
	United Parcel Service Inc.
	Class B	630,880	43,619
	Northrop Grumman Corp.	554,676	37,624
	Tyco International Ltd.	858,807	33,313
	Cummins Inc.	401,000	28,964
	FedEx Corp.	298,300	26,850
	Empresa Brasileira de
	Aeronautica SA ADR	967,100	23,288
	Boeing Co.	171,300	12,407
	3M Co.	20,426	1,811
*	Hertz Global Holdings Inc.	51,200	740
	RR Donnelley & Sons Co.	23,400	503
	Joy Global Inc.	6,255	355
*	Owens Corning	5,800	202
			4,578,872
Information Technology (15.7%)
	International Business
	Machines Corp.	8,891,250	1,146,971
	Microsoft Corp.	33,662,540	1,028,054
	Hewlett-Packard Co.	19,750,867	1,026,453
	Intel Corp.	36,994,000	844,573
^	Nokia Oyj ADR	45,869,773	557,777
*	Cisco Systems Inc.	10,873,960	292,727
	Oracle Corp.	9,676,960	250,053
*	eBay Inc.	4,635,500	110,371
*	Symantec Corp.	5,980,400	100,291
	Corning Inc.	4,673,500	89,965
	CA Inc.	2,896,528	66,070
*	Google Inc. Class A	111,420	58,545
	Tyco Electronics Ltd.	1,604,975	51,552
*	EMC Corp.	2,590,600	49,247
*	Western Digital Corp.	1,164,600	47,853
*	AOL Inc.	1,318,000	30,789
*	Dell Inc.	1,524,000	24,658
	Accenture PLC Class A	235,000	10,255
	Texas Instruments Inc.	30,500	793
*	Seagate Technology	40,344	741
*	Computer Sciences Corp.	13,591	712
*	Micron Technology Inc.	62,700	586
*	LSI Corp.	74,200	447
*	Arrow Electronics Inc.	1,900	58
			5,789,541
Materials (2.5%)
	EI du Pont de
	Nemours & Co.	10,313,858	410,904
	Ball Corp.	3,270,363	174,016

			Market
			Value •
		Shares	($000)
	Mosaic Co.	1,598,800	81,763
	Nucor Corp.	1,438,600	65,197
	Newmont Mining Corp.	644,400	36,138
	Agrium Inc.	565,280	35,279
	Praxair Inc.	414,380	34,712
	Monsanto Co.	520,600	32,829
	PPG Industries Inc.	445,500	31,350
	Lubrizol Corp.	8,400	759
	Eastman Chemical Co.	10,800	723
	International Paper Co.	26,600	711
	Walter Energy Inc.	7,000	566
			904,947
Telecommunication Services (1.2%)
	AT&T Inc.	7,887,207	205,541
	Verizon
	Communications Inc.	6,486,509	187,395
	Vodafone Group
	PLC ADR	2,807,300	62,322
	Qwest Communications
	International Inc.	32,200	168
			455,426
Utilities (4.3%)
	Dominion
	Resources Inc.	12,101,214	505,831
	Entergy Corp.	4,264,178	346,635
2	CenterPoint Energy Inc.	21,599,013	310,162
	Duke Energy Corp.	7,626,222	127,968
	Edison International	2,074,000	71,283
	Exelon Corp.	1,434,317	62,522
	EQT Corp.	1,220,200	53,066
	American Electric
	Power Co. Inc.	1,303,200	44,700
	Sempra Energy	843,700	41,493
	FPL Group Inc.	524,400	27,295
	DTE Energy Co.	17,000	819
	Oneok Inc.	15,600	767
	Constellation Energy
	Group Inc.	21,000	742
	NiSource Inc.	42,800	698
	CMS Energy Corp.	37,600	611
	National Fuel Gas Co.	11,400	593
	Integrys Energy Group Inc. 6,400		318
	Questar Corp.	3,400	163
			1,595,666
Total Common Stocks
(Cost $31,958,299)			36,080,851
Temporary Cash Investments (3.2%)[1]
Money Market Fund (3.0%)
4,5	Vanguard Market
	Liquidity Fund,
	0.210%	1,092,188,636	1,092,189

	Windsor II Fund

		Face	Market
		Amount	Value•
		($000)	($000)
U.S. Government and Agency Obligations (0.2%)
6,7	Federal Home Loan
	Bank Discount Notes,
	0.195%, 7/7/10	70,000	69,974
6,7	Freddie Mac Discount
	Notes, 0.245%, 9/21/10	15,200	15,182
			85,156
Total Temporary Cash Investments
	(Cost $1,177,348)		1,177,345
	Total Investments (101.1%)
	(Cost $33,135,647)		37,258,196
Other Assets and Liabilities (-1.1%)
	Other Assets		136,587
	Liabilities[5]		(523,744)
			(387,157)
	Net Assets (100%)		36,871,039

Statement of Assets and Liabilities
	Assets
Investments in Securities, at Value			37,258,196
	Receivables for Investment
	Securities Sold		67,454
	Other Assets		69,133
	Total Assets		37,394,783
	Liabilities
	Security Lending Collateral
	Payable to Brokers		205,288
	Payables for Investment
	Securities Purchased		198,149
	Other Liabilities		120,307
	Total Liabilities		523,744
	Net Assets		36,871,039

At April 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	37,694,153
Undistributed Net Investment Income	143,211
Accumulated Net Realized Losses	(5,104,825)
Unrealized Appreciation (Depreciation)
Investment Securities	4,122,549
Futures Contracts	15,951
Net Assets	36,871,039

Investor Shares—Net Assets
Applicable to 914,913,421 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	23,064,115
Net Asset Value Per Share—
Investor Shares	$25.21

Admiral Shares—Net Assets
Applicable to 308,467,646 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	13,806,924
Net Asset Value Per Share—
Admiral Shares	$44.76

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $192,111,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.1% and 2.0%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $205,288,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
7 Securities with a value of $85,156,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Statement of Operations

Six Months Ended
April 30, 2010
($000)
Investment Income
Income
Dividends[1,2]	411,470
Interest[2]	1,225
Security Lending	565
Total Income	413,260
Expenses
Investment Advisory Fees—Note B
Basic Fee	25,878
Performance Adjustment	(1,173)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	24,181
Management and Administrative—Admiral Shares	6,584
Marketing and Distribution—Investor Shares	2,070
Marketing and Distribution—Admiral Shares	1,145
Custodian Fees	196
Shareholders’ Reports—Investor Shares	259
Shareholders’ Reports—Admiral Shares	97
Trustees’ Fees and Expenses	33
Total Expenses	59,270
Expenses Paid Indirectly	(1,010)
Net Expenses	58,260
Net Investment Income	355,000
Realized Net Gain (Loss)
Investment Securities Sold[2]	(119,651)
Futures Contracts	63,659
Realized Net Gain (Loss)	(55,992)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	4,447,914
Futures Contracts	17,642
Change in Unrealized Appreciation (Depreciation)	4,465,556
Net Increase (Decrease) in Net Assets Resulting from Operations	4,764,564

1 Dividends are net of foreign withholding taxes of $91,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $48,154,000, $1,118,000, and ($253,556,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	355,000	869,871
Realized Net Gain (Loss)	(55,992)	(1,405,457)
Change in Unrealized Appreciation (Depreciation)	4,465,556	3,981,516
Net Increase (Decrease) in Net Assets Resulting from Operations	4,764,564	3,445,930
Distributions
Net Investment Income
Investor Shares	(235,158)	(629,788)
Admiral Shares	(144,493)	(381,680)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(379,651)	(1,011,468)
Capital Share Transactions
Investor Shares	(391,613)	(286,176)
Admiral Shares	122,346	(404,419)
Net Increase (Decrease) from Capital Share Transactions	(269,267)	(690,595)
Total Increase (Decrease)	4,115,646	1,743,867
Net Assets
Beginning of Period	32,755,393	31,011,526
End of Period[1]	36,871,039	32,755,393
1 Net Assets—End of Period includes undistributed net investment income of $143,211,000 and $167,862,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$22.22	$20.56	$37.84	$35.14	$31.61	$28.49
Investment Operations
Net Investment Income	.238	.580	.777	.803	.760	.650
Net Realized and Unrealized Gain (Loss)
on Investments	3.007	1.750	(13.804)	4.145	4.368	3.100
Total from Investment Operations	3.245	2.330	(13.027)	4.948	5.128	3.750
Distributions
Dividends from Net Investment Income	(.255)	(.670)	(.799)	(.790)	(.720)	(.630)
Distributions from Realized Capital Gains	—	—	(3.454)	(1.458)	(.878)	—
Total Distributions	(.255)	(.670)	(4.253)	(2.248)	(1.598)	(.630)
Net Asset Value, End of Period	$25.21	$22.22	$20.56	$37.84	$35.14	$31.61

Total Return[1]	14.67%	11.96%	-38.02%	14.62%	16.85%	13.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$23,064	$20,695	$19,400	$33,821	$30,790	$28,199
Ratio of Total Expenses to
Average Net Assets[2]	0.38%[3]	0.38%	0.32%	0.33%	0.34%	0.35%
Ratio of Net Investment Income to
Average Net Assets	1.97%[3]	2.96%	2.66%	2.19%	2.28%	2.14%
Portfolio Turnover Rate	40%[3]	41%	37%	51%	34%	28%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.01%), 0.01%, 0.01%, and 0.01%.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$39.46	$36.51	$67.18	$62.41	$56.13	$50.59
Investment Operations
Net Investment Income	.449	1.064	1.431	1.491	1.402	1.224
Net Realized and Unrealized Gain (Loss)
on Investments	5.326	3.112	(24.497)	7.348	7.782	5.493
Total from Investment Operations	5.775	4.176	(23.066)	8.839	9.184	6.717
Distributions
Dividends from Net Investment Income	(.475)	(1.226)	(1.473)	(1.481)	(1.346)	(1.177)
Distributions from Realized Capital Gains	—	—	(6.131)	(2.588)	(1.558)	—
Total Distributions	(.475)	(1.226)	(7.604)	(4.069)	(2.904)	(1.177)
Net Asset Value, End of Period	$44.76	$39.46	$36.51	$67.18	$62.41	$56.13

Total Return	14.71%	12.09%	-37.94%	14.71%	17.01%	13.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,807	$12,060	$11,611	$20,250	$15,934	$11,992
Ratio of Total Expenses to
Average Net Assets[1]	0.26%[2]	0.27%	0.22%	0.23%	0.23%	0.22%
Ratio of Net Investment Income to
Average Net Assets	2.09%[2]	3.07%	2.76%	2.29%	2.39%	2.25%
Portfolio Turnover Rate	40%[2]	41%	37%	51%	34%	28%

1 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.01%), 0.01%, 0.01%, and 0.01%.
2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Notes to Financial Statements

Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and

Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for

U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2006–2009), and for the period ended April 30, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market

Windsor II Fund

Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Barrow, Hanley, Mewhinney & Strauss, LLC; Lazard Asset Management LLC; Hotchkis and Wiley Capital Management, LLC; Armstrong Shaw Associates Inc.; and beginning in January 2010, Sanders Capital, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney & Strauss, LLC, is subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI US Prime Market 750 Index. The basic fee of Lazard Asset Management LLC is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. The basic fee of Hotchkis and Wiley Capital Management, LLC, is subject to quarterly adjustments based on performance for the preceding five years relative to the MSCI US Investable Market 2500 Index. The basic fee of Armstrong Shaw Associates Inc. is subject to quarterly adjustments based on performance since January 31, 2006, relative to the Russell 1000

Value Index. In accordance with the advisory contract entered into with Sanders Capital, LLC, in January 2010, beginning November 1, 2010, the investment advisory fee will be subject to quarterly adjustments based on performance since January 31, 2010, relative to the Russell 3000 Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $107,000 for the six months ended April 30, 2010.

For the six months ended April 30, 2010, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the fund’s average net assets, before a decrease of $1,173,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2010, the fund had contributed capital of $6,888,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 2.75% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2010, these arrangements reduced the fund’s expenses by $1,010,000 (an annual rate of 0.01% of average net assets).

Windsor II Fund

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of April 30, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	36,080,851	—	—
Temporary Cash Investments	1,092,189	85,156	—
Futures Contracts—Liabilities[1]	(8,403)	—	—
Total	37,164,637	85,156	—
1 Represents variation margin on the last day of the reporting period.

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended April 30, 2010:

Investments in
Common Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of October 31, 2009	59
Transfers out of Level 3	(59)
Balance as of April 30, 2010	—

F. At April 30, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2010	1,490	440,817	16,229
E-mini S&P 500 Index	June 2010	224	13,254	(278)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Windsor II Fund

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2009, the fund had available capital loss carryforwards totaling $5,023,219,000 to offset future net capital gains of $3,383,640,000 through October 31, 2016, and $1,639,579,000 through October 31, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2010, the cost of investment securities for tax purposes was $33,135,647,000. Net unrealized appreciation of investment securities for tax purposes was $4,122,549,000, consisting of unrealized gains of $7,677,131,000 on securities that had risen in value since their purchase and $3,554,582,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended April 30, 2010, the fund purchased $7,534,875,000 of investment securities and sold $7,010,229,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	April 30, 2010		October 31, 2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,052,502	43,608	2,238,808	120,849
Issued in Lieu of Cash Distributions	228,576	9,604	611,735	32,569
Redeemed	(1,672,691)	(69,536)	(3,136,719)	(165,583)
Net Increase (Decrease)—Investor Shares	(391,613)	(16,324)	(286,176)	(12,165)
Admiral Shares
Issued	800,874	18,643	1,115,935	33,223
Issued in Lieu of Cash Distributions	134,954	3,195	354,517	10,636
Redeemed	(813,482)	(19,028)	(1,874,871)	(56,220)
Net Increase (Decrease)—Admiral Shares	122,346	2,810	(404,419)	(12,361)

Windsor II Fund

J. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Oct. 31, 2009		Proceeds from		April 30, 2010
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
CenterPoint Energy Inc.	303,817	84,170	120,313	8,714	310,162
Constellation Energy Group Inc.	341,085	41,113	420,280	2,772	NA1
Cooper Industries PLC	532,398	94,729	168,299	6,699	592,568
ITT Corp.	558,776	83,128	144,984	4,782	542,292
Quest Diagnostics Inc.	536,553	148,580	163,109	1,887	535,847
Service Corp. International	172,300	109,775	134,322	1,855	197,526
Spectra Energy Corp.	618,285	176,855	259,700	15,175	NA1
Wyndham Worldwide Corp.	320,505	104,410	158,029	2,661	431,610
	3,383,719			44,545	2,610,005

1 Not applicable—At April 30, 2010, the security was still held, but the issuer was no longer an affiliated company of the fund.

K. In preparing the financial statements as of April 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended April 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor II Fund	10/31/2009	4/30/2010	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,146.72	$2.02
Admiral Shares	1,000.00	1,147.07	1.38
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.91	$1.91
Admiral Shares	1,000.00	1,023.51	1.30

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.38% for Investor Shares and 0.26% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Windsor II Fund has renewed the fund’s investment advisory arrangements with Barrow, Hanley, Mewhinney & Strauss, LLC; Lazard Asset Management LLC; Hotchkis and Wiley Capital Management, LLC; Armstrong Shaw Associates Inc.; and The Vanguard

Group, Inc. (through its Quantitative Equity Group). The board also added Sanders Capital, LLC, to the fund’s investment advisory team effective January 2010. The board determined that the retention/addition of the advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio manage-ment process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Barrow, Hanley, Mewhinney & Strauss, LLC. Founded in 1979, Barrow Hanley is known for its commitment to value investing. A subsidiary of Old Mutual Asset Managers, Barrow Hanley remains independently managed. The firm has advised the fund since the fund’s inception in 1985.

Using a combination of in-depth fundamental research and valuation forecasts, Barrow Hanley seeks stocks offering strong fundamentals and price appreciation potential, with below-average price/earnings ratios, price/book value ratios, and above-average current yields.

Lazard Asset Management LLC. Lazard provides investment management services for clients around the world in a variety of investment mandates, including international equities, domestic equities, and fixed income securities. Lazard is a subsidiary of Lazard Freres & Co., LLC, and has managed a portion of the fund since 2007.

The investment team at Lazard employs a bottom-up stock-selection process to identify stocks with sustainable financial productivity and attractive valuations. The investment process incorporates three types of research: financial screening, fundamental analysis, and accounting validation.

Hotchkis and Wiley Capital Management, LLC. Founded in 1980, Hotchkis and Wiley is a value-oriented firm that manages various large-, mid-, and small-cap portfolios. The firm has managed a portion of the fund since 2003.

Hotchkis and Wiley invests mainly in mid- and large-cap stocks with value-oriented characteristics.

The advisor follows a disciplined investment approach, focusing on such investment parameters as a company’s tangible assets, sustainable cash flow, and potential for improving business performance.

Armstrong Shaw Associates Inc. Founded in 1984, Armstrong Shaw is an independent investment advisor that manages a single large-cap value product. The firm has managed a portion of the fund since 2006.

Armstrong Shaw constructs a portfolio of large-cap stocks using a combination of fundamental and qualitative criteria to identify individual companies for potential investment. The firm’s disciplined, absolute value-based approach determines the intrinsic value of a company through analysis of its cash flow or an appraisal of its assets. Candidates for purchase are stocks selling at a substantial discount to their intrinsic value, from companies that have a sound business and capable management team.

Sanders Capital, LLC. Founded in 2009, Sanders Capital uses a bottom-up fundamental strategy and specializes in value investing. Lewis A. Sanders, CFA, who is primarily responsible for implementing

Sanders Capital’s investment strategy, has more than four decades of investment experience. The firm has managed a portion of the fund since 2010.

The investment process focuses on identifying securities that are undervalued relative to Sanders Capital’s determination of their expected total return. Sanders Capital’s valuation analysis starts with a discounted analysis of free cash flows, ranks securities by expected returns, and then applies systematic risk controls.

The Vanguard Group, Inc. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 1991.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and its peer group. Further, the board considered Lewis Sanders’ more than 40 years of investment experience and his exemplary performance record. The board concluded that Mr. Sanders’ strategic value strategy approach at a previous investment advisory firm produced strong returns and posted competitive results by outperforming relevant benchmarks and peers during both short- and long-term periods. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board considered the cost of services to be provided by Sanders Capital, including competitive fee rates, and concluded that, after the implementation of the arrangement with Sanders Capital, the fund’s advisory fee rate and expense ratio would remain below the average advisory fee rate and average expense ratio charged by funds in its peer group. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Barrow Hanley, Lazard, Hotchkis and Wiley, Armstrong Shaw, or Sanders Capital in determining whether to approve the advisory fees, because the firms are inde-pendent of Vanguard and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure.

Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Barrow Hanley, Lazard, Hotchkis and Wiley, Armstrong Shaw, and Sanders Capital. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each firm increase.

The board also concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]
F. William McNabb III	Principal Occupation(s) During the Past Five Years:
Born 1957. Trustee Since July 2009. Chairman of the	Chairman and Chief Executive Officer (retired 2009)
Board. Principal Occupation(s) During the Past Five	and President (2006–2008) of Rohm and Haas Co.
Years: Chairman of the Board of The Vanguard Group,	(chemicals); Director of Tyco International, Ltd.
Inc., and of each of the investment companies served	(diversified manufacturing and services) and Hewlett-
by The Vanguard Group, since January 2010; Director	Packard Co. (electronic computer manufacturing);
of The Vanguard Group since 2008; Chief Executive	Trustee of The Conference Board; Member of the
Officer and President of The Vanguard Group and of	Board of Managers of Delphi Automotive LLP
each of the investment companies served by The	(automotive components).
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The	Amy Gutmann
Vanguard Group (1995–2008).	Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Independent Trustees	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
Emerson U. Fullwood	appointments at the Annenberg School for Commu-
Born 1948. Trustee Since January 2008. Principal	nication and the Graduate School of Education of
Occupation(s) During the Past Five Years: Executive	the University of Pennsylvania; Director of Carnegie
Chief Staff and Marketing Officer for North America	Corporation of New York, Schuylkill River Development
and Corporate Vice President (retired 2008) of Xerox	Corporation, and Greater Philadelphia Chamber of
Corporation (document management products and	Commerce; Trustee of the National Constitution Center;
services); Director of SPX Corporation (multi-industry	Chair of the Presidential Commission for the Study of
manufacturing), the United Way of Rochester,	Bioethical Issues.
Amerigroup Corporation (managed health care),
the University of Rochester Medical Center, and
Monroe Community College Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the
Maxwell School of Citizenship and Public Affairs	Kathryn J. Hyatt
at Syracuse University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
F. Joseph Loughrey	of The Vanguard Group, Inc.; Treasurer of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group since 2008; Assistant Treasurer of each of the
and Chief Operating Officer since 2005 (retired 2009)	investment companies served by The Vanguard Group
and Vice Chairman of the Board (2008–2009) of	(1988–2008).
Cummins Inc. (industrial machinery); Director of
SKF AB (industrial machinery), Hillenbrand, Inc.	Heidi Stam
(specialized consumer services), Sauer-Danfoss Inc.	Born 1956. Secretary Since July 2005. Principal
(machinery), the Lumina Foundation for Education,	Occupation(s) During the Past Five Years: Managing
and Oxfam America; Chairman of the Advisory Council	Director of The Vanguard Group, Inc., since 2006;
for the College of Arts and Letters at the University of	General Counsel of The Vanguard Group since 2005;
Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005;
Occupation(s) During the Past Five Years: George	Principal of The Vanguard Group (1997–2006).
Gund Professor of Finance and Banking at the Harvard
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Chairman of the Federal	Chairman Emeritus and Senior Advisor
Reserve Bank of Cleveland; Trustee of The Cleveland
Museum of Art.	John J. Brennan
Chairman, 1996–2009
Peter F. Volanakis	Chief Executive Officer and President, 1996–2008
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Founder
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005);	John C. Bogle
Director of Corning Incorporated and Dow Corning;	Chairman and Chief Executive Officer, 1974–1996
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600
Connect with Vanguard® >www.vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People With Hearing Impairment > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at 202-551-8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q732 062010

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WINDSOR FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WINDSOR FUNDS
By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: June 21, 2010
VANGUARD WINDSOR FUNDS
By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: June 21, 2010

*By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number 33-53683, is Incorporated by Reference.